UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 12, 2019

Elanco Animal Health Incorporated

(Exact name of registrant as specified in its charter)

Indiana	001-38661	82-5497352
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2500 Innovation Way Greenfield, Indiana	46140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 352-6261

Not Applicable

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.                Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2019, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Elanco Animal Health Incorporated (the “Company”) approved the grants of annual equity awards for Jeffrey Simmons, Todd Young, Sarena Lin, David Kinard, and David Urbanek, the “named executive officers” of the Company. The equity awards are comprised of a mix of performance-based restricted stock units (“Performance Awards”) and time-based restricted stock units (“RSUs”), granted under the 2018 Elanco Stock Plan.  The target award amounts are as follows:

Name	Title	Performance Awards	RSUs
Jeffrey Simmons	President & CEO	$3,112,500	$1,037,500
Todd Young	Executive Vice President & CFO	$900,000	$300,000
Sarena Lin	Executive Vice President, Elanco USA and Global Strategy	$562,500	$187,500
David Kinard	Executive Vice President, Human Resources and Corporate Affairs	$468,750	$156,250
David Urbanek	Executive Vice President, Manufacturing and Quality	$412,500	$137,500

Performance Awards. The Performance Awards are made pursuant to and subject to the terms and conditions set forth in the 2018 Elanco Stock Plan and the Performance-Based Award Agreement (the “Performance Award Agreement”) to be entered into with each grantee.  The number of shares of Elanco Common Stock underlying the award will vest, if at all, from 50% to a maximum of 200% of the targeted amount, based on the attainment of specified EBIT targets of the Company in 2019 and 2020. The awards provide for certain accelerated and/or prorated vesting rights in the event of termination of employment as a result of death, disability, retirement, or termination by the Company without cause (as defined) or by the grantee with good reason (as defined) in connection with certain specified change of control transactions.

Restricted Stock Units. The RSUs awarded to the named executive officers entitle the grantee to receive the number of shares of Elanco Common Stock underlying the RSU award upon the satisfaction of the vesting conditions. The RSUs are scheduled to vest as to one-third of each award annually on March 1, 2020, 2021, and 2022. The RSUs are subject to the terms and conditions of the 2018 Elanco Stock Plan and a Restricted Stock Unit Agreement (the “RSU Agreement”) to be entered into with each grantee.

The descriptions of the Performance Awards and RSUs are summaries and are qualified to the Performance Award Agreement and the RSU Agreement, forms of which are filed herewith as Exhibits 10.1 and 10.2, respectively, and each is hereby incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                                  Exhibits

Number	Description

10.1	Form of Performance Award Agreement
10.2	Form of RSU Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elanco Animal Health Incorporated

February 19, 2019	By:	/s/ Michael-Bryant Hicks

Name: Michael-Bryant Hicks
Title: Executive Vice President, General Counsel and Corporate Secretary